SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2002

Date of Earliest Event Reported: December 19, 2002

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

Item 5.	Other Events. On December 19, 2002, the registrant issued the press release filed as Exhibit 99.1 hereto.

Item 7.	Financial Statements and Exhibits.
Exhibit	Description
99.1	Press Release issued December 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: December 19, 2002

MILLENNIUM CHEMICALS INC.
By: /C. William Carmean/
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 99.1	Description Press Release issued December 19, 2002